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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT: JUNE 1, 2004
                        (Date of earliest event reported)





                             ORIGEN FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)





DELAWARE                  COMMISSION FILE NO. 000-50721               20-0145649
(State of Organization)                                  (IRS Employer I.D. No.)





                               27777 FRANKLIN ROAD
                                   SUITE 1700
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 746-7000
              (Registrant's telephone number, including area code)




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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On June 1, 2004, Origen Financial, Inc. issued a press release reporting earnings and other financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 1, 2004                Origen Financial, Inc.

                                   By:        /s/ Ronald A. Klein
                                      ------------------------------------------
                                        Ronald A. Klein, Chief Executive Officer












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                             ORIGEN FINANCIAL, INC.
                                  EXHIBIT INDEX



Exhibit No.    Description                                    Furnished Herewith
----------     ------------                                  -------------------

99.1           Text of Press Release, dated June 1, 2004            X









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